UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/27/2015

Item 1.	Reports to Stockholders.

Semiannual Report 2/28/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Emerging Markets Innovators Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 2/27/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Mid Cap Index
6-Month	-9.53%	-14.74%	-8.32%
Since Inception (6/30/14)	-10.17	-15.33	-4.93

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through February 28, 2015.

2 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -9.53% during the reporting period, underperforming the MSCI Emerging Markets Mid Cap Index (the “Index”), which returned -8.32%. Both the Fund and the Index experienced declines in what was a volatile period for emerging market equities. The Fund focuses on companies with market capitalizations in the small and mid-cap range, and those types of companies are typically prone to greater volatility during the market environment investors saw during the reporting period. On a sector basis, the Fund underperformed the Index primarily due to stock selection in the energy, financials and consumer discretionary sectors. The Fund outperformed the Index within the health care sector due to stock selection and an overweight position, and within materials and utilities as a result of underweight positions.

MARKET OVERVIEW

The reporting period was a difficult one for emerging markets. Macro events can significantly affect short-term performance. In the fourth quarter of 2014, the severe drop in oil prices had a significant impact on the Fund’s performance. The Fund’s underperformance in a falling market should not be entirely unexpected, given the Fund’s focus on more volatile small and mid-cap companies. At the end of the period, approximately 19% of the Fund’s investments were in companies with less than $5 billion in market capitalization. The Fund is an innovation fund, designed to invest in companies with long-term durable competitive advantages. During the reporting period, much of the Fund’s underperformance was due to the severe drop in oil prices with the Fund overexposed to commodities through direct oil investments and with indirect exposure via investments in oil-heavy countries like Nigeria, Colombia and Brazil. In December, we significantly reduced our direct exposure to energy companies. The direct energy exposure at the end of the period was 0.3% in one company.

FUND REVIEW

Top performing stocks for the Fund this reporting period included health care holdings Medy-Tox, Inc. and Celltrion, Inc., and information technology holding My EG Services Berhad.

Medy-Tox (KOSDAQ:086900) is a biotechnology company based in South Korea with nearly $1.9 billion in market capitalization. Its main drug, Meditoxin, is an exact replica of Botox and is sold in Korea and other emerging markets. Medy-Tox is

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

now in advanced clinical trials for its next-generation product version of Meditoxin. Unlike the original version, which is partially pig-based and requires refrigeration, the next-generation product is fully plant based (potentially broadening the client base) and does not require refrigeration. Allergan, who sells Botox globally, signed a partnership with Medy-Tox for next generation Meditoxin. We believe Medy-Tox has the potential to be a significant player in the injectable cosmetic market. Medy-Tox was the largest holding in the Fund at period end.

Celltrion (KOSDAQ:068270) is a $7.3 billion market cap biopharmaceutical company based in South Korea that we believe has the most clinically advanced biosimilar drug franchise in emerging markets. Biosimilars are harder to make than “generic drugs”, which are simply copies of chemical drugs, because biological drugs are antibody based. This makes it more difficult for the biosimilar maker to replicate the drug and demonstrate sameness. The Celltrion stock price rose 65% in during the period on the back of the launch of Inflectra in Europe. Inflectra is a biosimilar copy of Remicade, a multi-billion dollar drug used for the treatment of rheumatoid arthritis and inflammatory bowel disease. This approval and launch helped validate Celltrion’s technology leadership in biosimilar drug development. We believe the biosimilars market has significant potential. The global biologics market is currently estimated to be around $127 billion in size, with $60 to $70 billion of drugs coming off patent by 2020 (as per Citigroup research). We believe Celltrion and other emerging market biotech companies can generate strong revenues in this market.

My EG Services (MYEG MK) is an internet company in Malaysia that allows users to file government forms ranging from auto insurance renewal, foreign workers permits, driving violation payments, transfer vehicle titles, etc., online. MYEG earns a commission on each transaction. MYEG’s website offers a tremendous benefit in terms of time saved, to users who would otherwise be waiting in line at municipal or immigration offices. It also reduces the cost for the Malaysian Government and increases compliance. We believe MYEG Services will benefit from a growing total addressable market as the Malaysian Government expands its E-Government initiative, while allowing more legal documents to be completed and submitted online. Even if MYEG does not keep its ~90% market share in this business, we believe it can continue earnings strongly into the future.

The largest detractors from performance in the reporting period were Ser Educacional, Soufun and Guaranty Trust Bank.

Ser Educacional (SEER3 BZ) is the third largest private post-secondary education provider in Brazil with a market cap of $600

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

million. Brazil has a major education deficit and lofty government higher education goals established by the Brazilian Government. For this reason, the entire market was surprised when President Dilma Rousseff announced changes to a funding program (FIES) that allows for below-interest rate student loans. These changes include the implementation of a minimum score on the National High School Exam and the extension of FIES payment terms from 30 days to 45 days. All three major, publically-listed private education providers: Kroton, Estacio and Ser Educacional sold off on the news because their current revenues are significantly reliant on FIES payments from the Government. Ser Educacional sold off the most (down ~60%). This is partially because Ser’s schools are primarily in the North and Northeast of Brazil, where education levels are at their lowest. Investors speculated that Ser students will have a harder time surpassing the minimum grade now required on the National High School Exam for FIES qualification. These low scores would cut Ser’s funding more than for competitors Kroton or Estacio. We expect that profitability for all educational companies will be impacted in the medium-term, but we also acknowledge that private schools educate more than 70% of Brazil’s college students. In our opinion, if the Government wants to solve its education problem, then companies like Kroton, Estacio and Ser are an important part of the solution.

SouFun (SFUN US) is the leading real estate internet portal in China, with a nearly $3 billion market cap. It generates revenue by selling ads to developers and by selling memberships, which result in discounts, to home-buyers. After full evaluation of the company’s prospects, we have concerns over the durability of company’s competition positioning. The Fund exited its position in SouFun after the reporting period ended.

Guaranty Trust (GUARANTY NL) is one of the largest banks in Nigeria. It has low funding costs and is strongly capitalized. The bank has little direct exposure to Oil & Gas in its loan book, but its share price suffered as oil prices fell due to the impact this decline had on the value of the Nigerian naira. The Fund also owns stock of Zenith Bank in Nigeria. We believe both banks are good long-term investments but we trimmed these positions slightly during the period in effort to temper the Fund’s exposure to oil volatility.

STRATEGY & OUTLOOK

The Fund pairs the investment team’s time-tested philosophy and process with a focus on identifying extraordinary companies through the lens of innovation. Innovation in this context is defined as a product, brand, business model or strategic differentiation that allows for the creation of an entirely new market or rapid market share gains with an existing market. Our thesis is that

5 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

differentiated businesses have the potential to outperform the Index over a 3- to 5-year time horizon. We also believe that our focus on company-level innovation and entrepreneurism allows our investors to be better aligned than benchmarks or passive instruments with the real long-term emerging market growth drivers.

Justin Leverenz, CFA Portfolio Manager

Heidi Heikenfeld, CFA Portfolio Manager

6 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations*

TOP TEN GEOGRAPHICAL HOLDINGS

China	20.7%
South Korea	10.6
Taiwan	9.7
India	8.0
United States	7.8
Brazil	5.1
Philippines	3.1
South Africa	3.1
Hong Kong	3.0
Indonesia	3.0

Portfolio holdings and allocation are subject to change. Percentages are as of February 27, 2015, and are based on total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

Medy-Tox, Inc.	3.1%
My EG Services Bhd	2.5
HOSA International Ltd.	2.3
Vipshop Holdings Ltd., ADR	2.2
Largan Precision Co. Ltd.	2.1
Celltrion, Inc.	2.1
Hermes Microvision, Inc.	2.0
Commercial International Bank Egypt SAE	2.0
Mindtree Ltd.	1.9
Fatima Fertilizer Co. Ltd.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on the total market value of investments.

*	February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	Since Inception
Class A (EMIAX)	6/30/14	-9.53%	-10.17%
Class C (EMVCX)	6/30/14	-9.93%	-10.65%
Class I (EMVIX)	6/30/14	-9.41%	-9.96%
Class R (EMIRX)	6/30/14	-9.72%	-10.35%
Class Y (EMIYX)	6/30/14	-9.56%	-10.10%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	Since Inception
Class A (EMIAX)	6/30/14	-14.74%	-15.33%
Class C (EMVCX)	6/30/14	-10.83%	-11.54%
Class I (EMVIX)	6/30/14	-9.41%	-9.96%
Class R (EMIRX)	6/30/14	-10.62%	-11.25%
Class Y (EMIYX)	6/30/14	-9.56%	-10.10%

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 27, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 27, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value September 1, 2014	Ending Account Value February 27, 2015	Expenses Paid During 6 Months Ended February 27, 2015
Class A	$1,000.00	$904.70	$7.40
Class C	1,000.00	900.70	11.79
Class I	1,000.00	905.90	5.89
Class R	1,000.00	902.80	9.43
Class Y	1,000.00	904.40	6.83

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.92	7.84
Class C	1,000.00	1,012.33	12.48
Class I	1,000.00	1,018.49	6.24
Class R	1,000.00	1,014.79	9.98
Class Y	1,000.00	1,017.51	7.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 27, 2015 are as follows:

Class	Expense Ratios
Class A	1.57%
Class C	2.50
Class I	1.25
Class R	2.00
Class Y	1.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

	Shares	Value
Common Stocks—90.4%
Consumer Discretionary—25.0%
Auto Components—1.8%
Hota Industrial Manufacturing Co. Ltd.	1,000,149	$1,944,714

Diversified Consumer Services—3.5%
Estacio Participacoes SA	64,600	439,200
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	62,980	1,206,697
Ser Educacional SA	163,520	622,111
TAL Education Group, ADR[1]	51,500	1,582,080

		3,850,088

Hotels, Restaurants & Leisure—4.2%
Alsea SAB de CV1	294,748	908,284
China Lodging Group Ltd., Sponsored ADS[1]	44,733	948,339
Genting Hong Kong Ltd.	1,896,000	663,985
Homeinns Hotel Group, ADR[1]	42,700	1,140,517
Jollibee Foods Corp.	65,600	326,958
Mandarin Oriental International Ltd.	353,000	611,229

		4,599,312

Household Durables—1.2%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	210,800	859,908
Symphony Ltd.	12,676	441,427

		1,301,335

Internet & Catalog Retail—3.9%
Cnova NV1	164,710	1,092,027
Qunar Cayman Islands Ltd., ADR[1]	31,000	842,890
Vipshop Holdings Ltd., ADR[1]	97,040	2,372,628

		4,307,545

Media—4.6%
Cyfrowy Polsat SA	119,877	778,588

	Shares	Value
Media (Continued)
Eros International Media Ltd.[1]	232,908	$1,470,997
Global Mediacom Tbk PT	7,611,000	1,187,536
Smiles SA	97,700	1,635,819

		5,072,940

Specialty Retail—2.3%
Baoxin Auto Group Ltd.	2,252,000	1,498,795
FF Group[1]	31,930	1,011,735

		2,510,530

Textiles, Apparel & Luxury Goods—3.5%
Fila Korea Ltd.	4,792	406,197
HOSA International Ltd.	5,254,000	2,477,933
LPP SA	154	300,300
MC Group PCL	970,000	432,044
Page Industries Ltd.	1,114	208,423

		3,824,897

Consumer Staples—5.2%
Food & Staples Retailing—1.5%
Jeronimo Martins SGPS SA	80,648	952,246
Sumber Alfaria Trijaya Tbk PT	20,638,609	752,092

		1,704,338

Food Products—1.4%
Kaveri Seed Co. Ltd.	39,596	604,577
Thai Union Frozen Products PCL	1,165,400	771,075
Vietnam Dairy Products JSC	25,000	126,492

		1,502,144

Personal Products—2.3%
Amorepacific Corp.	652	1,694,274
Cosmax, Inc.	6,760	798,155

		2,492,429

Energy—0.3%
Oil, Gas & Consumable Fuels—0.3%
Genel Energy plc[1]	33,830	303,885

12 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Financials—16.9%
Capital Markets—1.2%
Coronation Fund Managers Ltd.	151,250	$1,341,060

Commercial Banks—5.6%
Bank of Georgia Holdings plc	27,338	727,825
Capitec Bank Holdings Ltd.	10,853	381,327
Commercial Bank of Ceylon plc	1,069,697	1,434,065
Commercial International Bank Egypt SAE	303,764	2,185,653
Guaranty Trust Bank plc	5,940,549	689,227
Zenith Bank plc	8,545,710	742,555

		6,160,652

Consumer Finance—3.1%
Gentera SAB de CV1	794,550	1,508,461
Shriram Transport Finance Co. Ltd.	99,945	1,874,542

		3,383,003

Insurance—3.3%
Anadolu Hayat Emeklilik AS	431,563	942,072
Sanlam Ltd.	253,183	1,639,156
Sul America SA	224,900	1,036,263

		3,617,491

Real Estate Management & Development—3.7%
Belle Corp.	17,842,400	1,735,974
Parque Arauco SA	952,255	1,851,900
SOHO China Ltd.	653,000	468,957

		4,056,831

Health Care—13.7%
Biotechnology—5.9%
Biocon Ltd.	160,868	1,098,160
Medy-Tox, Inc.	10,582	3,410,320
Naturalendo Tech Co. Ltd.[1]	6,909	328,431
Seegene, Inc.[1]	21,001	707,156
Taiwan Liposome Co. Ltd.[1]	115,000	903,918

		6,447,985

	Shares	Value
Health Care Equipment & Supplies—0.8%
Ginko International Co. Ltd.	19,000	$193,852
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	876,000	721,637

		915,489

Health Care Providers & Services—1.9%
Bumrungrad Hospital PCL	235,000	1,130,297
Odontoprev SA	248,300	914,041

		2,044,338

Pharmaceuticals—5.1%
Celltrion, Inc.[1]	37,970	2,264,501
China Medical System Holdings Ltd.	473,000	779,153
Glenmark Pharmaceuticals Ltd.	71,150	899,087
Hua Han Bio-Pharmaceutical Holdings Ltd.	3,922,104	860,528
Sihuan Pharmaceutical Holdings Group Ltd.	1,380,000	818,613

		5,621,882

Industrials—4.4%
Industrial Conglomerates—2.3%
John Keells Holdings plc	936,142	1,439,243
Yazicilar Holding AS, Cl. A	123,227	1,017,979

		2,457,222

Road & Rail—0.9%
Blue Bird Tbk PT1	1,178,900	993,824

Transportation Infrastructure—1.2%
International Container Terminal Services, Inc.	524,730	1,336,008

Information Technology—19.8%
Electronic Equipment, Instruments, & Components—4.2%
AAC Technologies Holdings, Inc.	187,500	1,241,744

13 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Largan Precision Co. Ltd.	27,000	$2,310,126
Tong Hsing Electronic Industries Ltd.	280,000	1,076,458

		4,628,328

Internet Software & Services—5.7%
Autohome, Inc., ADR[1]	45,000	1,718,550
MercadoLibre, Inc.	7,300	956,081
SouFun Holdings Ltd., ADR	244,110	1,669,712
Yandex NV, Cl. A1	52,200	858,690
YY, Inc., ADR[1]	20,718	1,091,632

		6,294,665

IT Services—4.3%
Mindtree Ltd.	86,502	2,030,566
My EG Services Bhd	3,904,600	2,705,515

		4,736,081

Semiconductors & Semiconductor Equipment—3.8%
Hermes Microvision, Inc.	45,000	2,244,214
Himax Technologies, Inc., ADR	263,920	1,900,224

		4,144,438

Software—1.8%
Golfzon Co. Ltd.[1]	72,397	1,971,419

Materials—3.7%
Chemicals—3.6%
Bloomage BioTechnology Corp. Ltd.	1,315,000	1,913,028

	Shares	Value
Chemicals (Continued)
Fatima Fertilizer Co. Ltd.	5,544,225	$2,016,942

		3,929,970

Construction Materials—0.1%
Shree Cement Ltd.	592	105,441

Telecommunication Services—0.3%
Wireless Telecommunication Services—0.3%
Tower Bersama Infrastructure Tbk PT	410,000	294,197

Utilities—1.1%
Gas Utilities—1.1%
China Resources Gas Group Ltd.	474,000	1,174,266

Total Common Stocks (Cost $100,418,101)		99,068,747
Preferred Stock—1.2%
Banco Davivienda SA, Preference (Cost $1,740,254)	121,100	1,278,829
Investment Company—7.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $8,462,381)	8,462,381	8,462,381
Total Investments, at Value (Cost $110,620,736)	99.4%	108,809,957

Net Other Assets (Liabilities)	0.6%	653,747

Net Assets	100.0%	$109,463,704

Footnotes to Statement of Investments

*	February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.
1.	Non-income producing security.
2.	Rate shown is the 7-day yield as of February 27, 2015.

14 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended February 27, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares February 27, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	10,866,681	2,404,300	8,462,381

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$8,462,381	$510

a.	August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$22,492,904	20.7%
South Korea	11,580,452	10.6
Taiwan	10,573,507	9.7
India	8,733,220	8.0
United States	8,462,381	7.8
Brazil	5,507,342	5.1
Philippines	3,398,939	3.1
South Africa	3,361,543	3.1
Hong Kong	3,310,007	3.0
Indonesia	3,227,650	3.0
Sri Lanka	2,873,307	2.6
Malaysia	2,705,515	2.5
Mexico	2,416,745	2.2
Thailand	2,333,417	2.1
Egypt	2,185,653	2.0
Pakistan	2,016,943	1.9
Turkey	1,960,051	1.8
Chile	1,851,901	1.7
Nigeria	1,431,782	1.3
Colombia	1,278,829	1.2
Netherlands	1,092,027	1.0
Poland	1,078,888	1.0
Greece	1,011,735	0.9
Argentina	956,081	0.9
Portugal	952,246	0.9
Russia	858,690	0.8
Georgia	727,825	0.7
United Kingdom	303,885	0.3
Vietnam	126,492	0.1

Total	$108,809,957	100.0%

See accompanying Notes to Financial Statements.

15 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES February 27, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $102,158,355)	$100,347,576
Affiliated companies (cost $8,462,381)	8,462,381

108,809,957

Cash	78,969

Cash—foreign currencies (cost $15,901)	15,813

Receivables and other assets:
Shares of beneficial interest sold	703,681
Dividends	77,979
Investments sold	24,866
Expense waivers/reimbursements due from manager	2,044
Other	38,104

Total assets	109,751,413
Liabilities
Payables and other liabilities:
Foreign capital gains tax	151,205
Shares of beneficial interest redeemed	112,370
Distribution and service plan fees	15,041
Custodian fees	1,701
Trustees’ compensation	475
Investments purchased	318
Other	6,599

Total liabilities	287,709
Net Assets	$109,463,704

Composition of Net Assets
Par value of shares of beneficial interest	$12,222

Additional paid-in capital	118,650,413

Accumulated net investment loss	(380,996)

Accumulated net realized loss on investments and foreign currency transactions	(6,855,105)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,962,830)

Net Assets	$109,463,704

1.	February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

16 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $69,385,880 and 7,746,888 shares of beneficial interest outstanding)	$8.96
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.51

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,362,579 and 825,532 shares of beneficial interest outstanding)	$8.92

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $42,109 and 4,690 shares of beneficial interest outstanding)	$8.98

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $393,449 and 43,984 shares of beneficial interest outstanding)	$8.95

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $32,279,687 and 3,601,262 shares of beneficial interest outstanding)	$8.96

See accompanying Notes to Financial Statements.

17 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF

OPERATIONS For the Six Months Ended February 27, 20151 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $53,100)	$362,914
Affiliated companies	510

Total investment income	363,424

Expenses
Management fees	537,278

Distribution and service plan fees:
Class A	23,597
Class C	25,787
Class R	753

Transfer and shareholder servicing agent fees:
Class A	73,934
Class C	5,668
Class I	2
Class R	336
Class Y	24,056

Shareholder communications:
Class A	1,666
Class C	339
Class R	35
Class Y	1,133

Legal, auditing and other professional fees	23,930

Custodian fees and expenses	18,565

Trustees’ compensation	791

Other	16,393

Total expenses	754,263
Less reduction to custodian expenses	(1,554)
Less waivers and reimbursements of expenses	(7,121)

Net expenses	745,588

Net Investment Loss	(382,164)
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(6,845,284)
Foreign currency transactions	(9,568)

Net realized loss	(6,854,852)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $151,205)	2,683,457
Translation of assets and liabilities denominated in foreign currencies	(4,230,047)

Net change in unrealized appreciation/depreciation	(1,546,590)

Net Decrease in Net Assets Resulting from Operations	$(8,783,606)

1.	February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]
Operations
Net investment income (loss)	$(382,164)	$131,877
Net realized gain (loss)	(6,854,852)	6,220
Net change in unrealized appreciation/depreciation	(1,546,590)	(416,240)

Net decrease in net assets resulting from operations	(8,783,606)	(278,143)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(63,183)	—
Class C	—	—
Class I	(20)	—
Class R3	—	—
Class Y	(35,290)	—

	(98,493)	—

Distributions from net realized gain:
Class A	(37,109)	—
Class C	(3,002)	—
Class I	(5)	—
Class R3	(175)	—
Class Y	(11,898)	—

	(52,189)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	15,158,669	61,231,106
Class C	4,850,446	2,963,032
Class I	33,139	19
Class R3	287,360	115,477
Class Y	21,926,552	12,010,335

	42,256,166	76,319,969

Net Assets
Total increase	33,321,878	76,041,826

Beginning of period	76,141,826	100,000 [4]

End of period (including accumulated net investment income (loss) of $(380,996) and $99,661, respectively)	$109,463,704	$76,141,826

1.	February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
2.	For the period from June 30, 2014 (commencement of operations) to August 29, 2014.
3.	Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.
4.	Reflects the value of the Manager’s seed money invested on March 7, 2014.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.04)	0.02
Net realized and unrealized loss	(0.91)	(0.09)

Total from investment operations	(0.95)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.02)	0.00

Net asset value, end of period	$8.96	$9.93

Total Return, at Net Asset Value[4]	(9.53)%	(0.70)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,386	$60,956

Average net assets (in thousands)	$66,825	$56,084

Ratios to average net assets:[5]
Net investment income (loss)	(0.78)%	1.37%
Total expenses	1.58%[6]	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.65%

Portfolio turnover rate	20%	3%

1.	February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
2.	For the period from June 30, 2014 (commencement of operations) to August 29, 2014.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.58%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class C	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.92	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.08)	(0.00)[4]
Net realized and unrealized loss	(0.91)	(0.08)

Total from investment operations	(0.99)	(0.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	0.00

Net asset value, end of period	$8.92	$9.92

Total Return, at Net Asset Value[5]	(9.93)%	(0.80)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,363	$2,987

Average net assets (in thousands)	$5,162	$1,591

Ratios to average net assets:[6]
Net investment loss	(1.74)%	(0.31)%
Total expenses	2.52%[7]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.50%	2.42%

Portfolio turnover rate	20%	3%

1.	February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
2.	For the period from June 30, 2014 (commencement of operations) to August 29, 2014.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Less than $0.005 per share.
5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
6.	Annualized for periods less than one full year.
7.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	2.52%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.02)	0.03
Net realized and unrealized loss	(0.91)	(0.09)

Total from investment operations	(0.93)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	0.00
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.03)	0.00

Net asset value, end of period	$8.98	$9.94

Total Return, at Net Asset Value[4]	(9.41)%	(0.60)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42	$10

Average net assets (in thousands)	$12	$11

Ratios to average net assets:[5]
Net investment income (loss)	(0.50)%	1.58%
Total expenses	1.31%[6]	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.17%

Portfolio turnover rate	20%	3%

1.	February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
2.	For the period from June 30, 2014 (commencement of operations) to August 29, 2014.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.31%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class R	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.06)	0.00 [4]
Net realized and unrealized loss	(0.91)	(0.07)

Total from investment operations	(0.97)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	0.00

Net asset value, end of period	$8.95	$9.93

Total Return, at Net Asset Value[5]	(9.72)%	(0.70)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$393	$127

Average net assets (in thousands)	$307	$47

Ratios to average net assets:[6]
Net investment income (loss)	(1.28)%	0.07%
Total expenses	2.01%[7]	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	1.93%

Portfolio turnover rate	20%	3%

1.	February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
2.	For the period from June 30, 2014 (commencement of operations) to August 29, 2014.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Less than $0.005 per share.
5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
6.	Annualized for periods less than one full year.
7.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	2.01%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	0.01
Net realized and unrealized loss	(0.93)	(0.07)

Total from investment operations	(0.96)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.02)	0.00

Net asset value, end of period	$8.96	$9.94

Total Return, at Net Asset Value[4]	(9.56)%	(0.60)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,280	$12,062

Average net assets (in thousands)	$21,909	$6,734

Ratios to average net assets:[5]
Net investment income (loss)	(0.70)%	0.38%
Total expenses	1.51%[6]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.40%

Portfolio turnover rate	20%	3%

1.	February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
2.	For the period from June 30, 2014 (commencement of operations) to August 29, 2014.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.51%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS February 27, 2015 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on June 30, 2014. As of February 27, 2015, approximately 38.8% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

25 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

26 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 29, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

As of February 27, 2015, it is estimated that the capital loss carryforwards would be $6,854,852 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 27, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

27 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$110,640,272

Gross unrealized appreciation	$10,805,059
Gross unrealized depreciation	(12,635,374)

Net unrealized depreciation	$(1,830,315)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the

28 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

29 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 27, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$9,185,178	$18,226,183	$—	$27,411,361
Consumer Staples	—	5,698,911	—	5,698,911
Energy	—	303,885	—	303,885

30 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Financials	$3,167,756	$15,391,281	$—	$18,559,037
Health Care	—	15,029,694	—	15,029,694
Industrials	1,336,008	3,451,046	—	4,787,054
Information Technology	8,194,889	13,580,042	—	21,774,931
Materials	—	4,035,411	—	4,035,411
Telecommunication Services	—	294,197	—	294,197
Utilities	—	1,174,266	—	1,174,266
Preferred Stock	—	1,278,829	—	1,278,829
Investment Company	8,462,381	—	—	8,462,381

Total Assets	$30,346,212	$78,463,745	$—	$108,809,957

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Financials	$930,605	$(930,605)
Industrials	972,494	(972,494)

Total Assets	$1,903,099	$(1,903,099)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

31 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 27, 2015		Period Ended August 29, 2014[1,2]
	Shares	Amount	Shares	Amount
Class A
Sold	2,616,228	$24,388,113	6,203,459	$61,947,593
Dividends and/or distributions reinvested	3,470	31,616	—	—
Redeemed	(1,008,958)	(9,261,060)	(73,311)	(716,487)

Net increase	1,610,740	$15,158,669	6,130,148	$61,231,106

Class C
Sold	614,994	$5,677,273	314,654	$3,107,884
Dividends and/or distributions reinvested	329	2,992	—	—
Redeemed	(90,837)	(829,819)	(14,608)	(144,852)

Net increase	524,486	$4,850,446	300,046	$2,963,032

Class I
Sold	3,690	$33,139	—	$19
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	3,690	$33,139	—	$19

32 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

5. Shares of Beneficial Interest (Continued)

	Six Months Ended February 27, 2015		Period Ended August 29, 2014[1,2]
	Shares	Amount	Shares	Amount
Class R3
Sold	71,623	$661,359	12,133	$119,401
Dividends and/or distributions reinvested	18	166	—	—
Redeemed	(40,390)	(374,165)	(400)	(3,924)

Net increase	31,251	$287,360	11,733	$115,477

Class Y
Sold	3,081,594	$28,228,584	1,227,322	$12,155,130
Dividends and/or distributions reinvested	5,177	47,169	—	—
Redeemed	(699,140)	(6,349,201)	(14,691)	(144,795)

Net increase	2,387,631	$21,926,552	1,212,631	$12,010,335

1.	For the period June 30, 2014 (commencement of operations) to August 29, 2014.
2.	The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on March 7, 2014. These amounts are not reflected in the table above.
3.	Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 27, 2015 were as follows:

	Purchases	Sales
Investment securities	$54,328,132	$16,917,350

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

The Fund’s management fee for the fiscal six months ended February 27, 2015 was 1.15% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the

33 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

34 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

7. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
February 27, 2015	$36,222	$2,046	$1,747

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares. During the six months February 27, 2015, the Manager waived $411, $4, $11 and $6,233 for Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 27, 2015, the Manager waived fees and/or reimbursed the Fund $462 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

35 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

36 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board received information regarding the proposed services, fees, and expenses of the Fund.

The Managers provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative expense information, (iii) the estimated cost to the Manager and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who will provide such services. The Sub-Adviser’s duties will include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services expected to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio

37 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

management services to be provided, the Board considered the experience of Justin Leverenz and Heidi Heikenfeld, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of other funds’ service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Costs of Services by the Adviser. The Board reviewed the fees to be paid to the Adviser and the other expenses that will be borne by the Fund. The Board also considered the comparability of the fees to be charged and the services to be provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Board also considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds (“expense peer group”). The Board noted that the expenses the Fund will bear were competitive with those of its expense peer group. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.70% for Class A shares, 2.50% for Class C shares, 2.00% for Class R shares, 1.45% for Class Y shares, and 1.25% for Class I shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the Fund’s current prospectus, unless approved by the Board.

Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreement.

Economies of Scale Realized by the Managers. The Board considered information regarding OFI Global’s anticipated costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers may receive as a result of its relationship with the Fund, including compensation paid to the Managers’ affiliates and research that may be provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must

38 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements through March 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

39 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
Justin Leverenz, Vice President
Heidi Heikenfeld, Vice President
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

41 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

42 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

43 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Aruth P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 4/10/2015